SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            July 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            July 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            July 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 July 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          July 23, 2003



By:            /s/ Richard C. Goldman
               ----------------------
Name:          Richard C. Goldman
Title:         Vice President

         DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03


I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               12,094,879.59
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    518,319.85
    Current Monthly Interest Shortfall/Excess                                                                         -90,375.81
    Recoup of Collection Expenses                                                                                     -21,075.50
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,501,748.13

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,949,991.22
    Amount of Interest Payments Received During the Collection Period                                               2,040,367.03
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -90,375.81

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,322,634.59
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               171,979.11
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                      0.00
    Reserve Account Investment Earnings                                                                                 5,411.82
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,322,634.59
    Total Ending Reserve Balance                                                                                    7,500,025.52

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,040,367.03
    Scheduled Principal Payments Received                                                                           2,229,669.33
    Principal Prepayments Received                                                                                  7,824,843.23
    Total Interest and Principal Payments Received                                                                 12,094,879.59

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   543,574.69
    minus  Reasonable Expenses                                                                                         25,254.84
    Net Liquidation Proceeds                                                                                          518,319.85
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     518,319.85

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,613,199.44
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  279,132,809.32
    multiplied by Servicer Fee Rate                                                                                         0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      116,305.34

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  279,132,809.32
    Pool Balance as of the Current Accounting Date                                                                268,300,184.26
    Age of Pool in Months                                                                                                     52

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        276,341,481.23
    Aggregate Note Balance as of Current Accounting Date                                                          265,617,182.42

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              49               1,564,017.27         0.583%
    60-89 Days Delinquent              18                 752,697.03         0.281%
    90-119 Days Delinquent             18               1,001,675.34         0.373%
    120+ Days Delinquent                0                       0.00         0.000%
    Current Period Defaults            23                 778,112.50         0.290%
    Cumulative Defaults              1020              39,714,410.78        14.802%
    Cumulative Recoveries                              17,365,214.62         1.737%



    Current Month Realized Losses                                                                                     600,728.11
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.060%
    Preceding Realized Losses                                                                                         754,452.70
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.075%
    Second Preceding Realized Losses                                                                                1,103,431.66
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.110%
    Cumulative Realized Losses                                                                                     22,349,196.16
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.235%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.26829927
                                                                                                                      0.26561718

a)                                                                                                                    116,305.34
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                          35,300.28
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                             Noteholders'
                                                                           Beginning       Monthly Principal         Ending
                                                                            Balance       Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                               7,253,481.23          7,253,481.23              0.00
    Class A-5                                                             159,722,000.00          3,470,817.58    156,251,182.42
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    108,326.25
                                                                                                                      146,997.73


VIIIPOOL STATISTICS

                                                                                                                            8.84%
                                                                                                                             121


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,418,403.26
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,419,444.93

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               83,344.87

       DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2

Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                8,364,897.11
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    223,311.06
    Current Monthly Interest Shortfall/Excess                                                                         -71,239.13
    Recoup of Collection Expenses                                                                                        -598.02
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    8,516,371.02

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,033,709.62
    Amount of Interest Payments Received During the Collection Period                                               1,104,948.75
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -71,239.13

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                      0.00
    Reserve Account Investment Earnings                                                                                 8,209.07
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -8,209.07
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,104,948.75
    Scheduled Principal Payments Received                                                                             984,950.21
    Principal Prepayments Received                                                                                  6,274,998.15
    Total Interest and Principal Payments Received                                                                  8,364,897.11

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   273,451.71
    minus  Reasonable Expenses                                                                                         50,140.65
    Net Liquidation Proceeds                                                                                          223,311.06
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     223,311.06

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    8,588,208.17
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  156,933,920.99
    multiplied by Servicer Fee Rate                                                                                         0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       65,389.13

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  156,933,920.99
    Pool Balance as of the Current Accounting Date                                                                149,155,929.83
    Age of Pool in Months                                                                                                     50

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        153,795,242.57
    Aggregate Note Balance as of Current Accounting Date                                                          146,172,811.23

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              34                 947,465.07         0.635%
    60-89 Days Delinquent               4                 130,895.50         0.088%
    90-119 Days Delinquent              9                 323,016.41         0.217%
    120+ Days Delinquent                0                       0.00         0.000%
    Current Period Defaults             7                 518,042.80         0.347%
    Cumulative Defaults               346              17,092,159.01         3.108%
    Cumulative Recoveries                               8,161,587.72         1.484%



    Current Month Realized Losses                                                                                     518,042.80
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.094%
    Preceding Realized Losses                                                                                         251,785.04
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.046%
    Second Preceding Realized Losses                                                                                  250,955.48
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.046%
    Cumulative Realized Losses                                                                                      8,930,571.29
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.624%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                        0.27119255
                                                        0.26576875

a)                                                       22,001.85
                                                              0.00

b)
    Class A-1                                                 0.00
    Class A-2                                                 0.00
    Class A-3                                                 0.00
    Class A-4                                           241,899.71
    Class A-5                                           299,946.45
    Class B                                             190,575.00
    Class C                                             139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal          Ending
                                                                            Balance      Distributable Amount        Balance
    Class A-1                                                                      0.00                  0.00              0.00
    Class A-2                                                                      0.00                  0.00              0.00
    Class A-3                                                                      0.00                  0.00              0.00
    Class A-4                                                             44,796,242.57          7,622,431.34     37,173,811.23
    Class A-5                                                             53,999,000.00                  0.00     53,999,000.00
    Class B                                                               33,000,000.00                  0.00     33,000,000.00
    Class C                                                               22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                   155,559.82
                                                                                                                    -155,559.82


VIII POOL STATISTICS

                                                                                                                           8.34%
                                                                                                                            142


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       8,516,371.02
Plus:     Trustee Fee                                                                                                  1,041.67

TOTAL WIRE TO CHASE                                                                                                8,517,412.69

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                   0.00

               DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV

TRUST 1999-3

Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                5,477,388.73
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    142,653.18
    Current Monthly Interest Shortfall/Excess                                                                         -81,878.87
    Recoup of Collection Expenses                                                                                      -4,554.01
    Amount of Withdrawal, if any, from Reserve Account                                                                 31,976.68
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,565,585.71

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      969,090.97
    Amount of Interest Payments Received During the Collection Period                                               1,050,969.84
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -81,878.87

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,808,982.68
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,808,982.68
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                -31,976.68
    Reserve Account Investment Earnings                                                                                 2,099.29
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,808,982.68
    Total Ending Reserve Balance                                                                                    2,779,105.29

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,050,969.84
    Scheduled Principal Payments Received                                                                           1,037,438.53
    Principal Prepayments Received                                                                                  3,388,980.36
    Total Interest and Principal Payments Received                                                                  5,477,388.73

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   153,698.13
    minus  Reasonable Expenses                                                                                         11,044.95
    Net Liquidation Proceeds                                                                                          142,653.18
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     142,653.18

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,620,041.91
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  137,053,643.33
    multiplied by Servicer Fee Rate                                                                                         0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       61,757.74

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  137,053,643.33
    Pool Balance as of the Current Accounting Date                                                                132,217,550.15
    Age of Pool in Months                                                                                                     48

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        135,683,106.90
    Aggregate Note Balance as of Current Accounting Date                                                          130,895,374.65

b)

Current Month             Number of Loans  Principal Balance          Percentage
30-59 Days Delinquent              36          614,880.66                0.465%
60-89 Days Delinquent              12          267,794.20                0.203%
90-119 Days Delinquent              7          219,415.38                0.166%
120+ Days Delinquent                0                0.00                0.000%
Current Period Defaults            11          409,674.29                0.310%
Cumulative Defaults               378       13,661,066.71                3.648%
Cumulative Recoveries                        6,364,404.88                1.699%



    Current Month Realized Losses                                                                                     405,444.18
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.108%
    Preceding Realized Losses                                                                                         274,766.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.073%
    Second Preceding Realized Losses                                                                                   82,040.93
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.022%
    Cumulative Realized Losses                                                                                      7,296,661.83
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.948%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.35302162
                                                                                                                      0.34949143

a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         146,283.97
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                              Noteholders'
                                                                             Beginning      Monthly Principal          Ending
                                                                              Balance      Distributable Amount        Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              26,397,106.90          4,787,732.25     21,609,374.65
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     48,360.93
                                                                                                                      -80,337.61


VIII POOL STATISTICS

                                                                                                                            8.89%
                                                                                                                             131


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured
  Principal+Reserve Deposit)                                                                                        5,565,585.71
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,566,294.04

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00

              DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE

TRUST 2001-1



Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03

I.  COLLECTION ACCOUNT SUMMARY


    Principal and Interest Payments Received (including Prepayments)                                                 13,299,924.41
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      497,485.35
    Current Monthly Interest Shortfall/Excess                                                                           -81,251.37
    Recoup of Collection Expenses                                                                                       -17,366.51
    Amount of Withdrawal, if any, from Reserve Account                                                                    8,616.53
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     13,707,408.41

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,162,414.11
    Amount of Interest Payments Received During the Collection Period                                                 2,243,665.48
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -81,251.37

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                    8,616.53
    Reserve Account Investment Earnings                                                                                   3,557.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,965,944.72



IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                          2243665.48
    Scheduled Principal Payments Received                                                                               1858054.93
    Principal Prepayments Received                                                                                         9198204
    Total Interest and Principal Payments Received                                                                     13299924.41

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     550,520.78
    minus  Reasonable Expenses                                                                                            53035.43
    Net Liquidation Proceeds                                                                                             497485.35
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                        497485.35

c)
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                                0

                                                                                                                       13797409.76
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    299,514,124.40
    multiplied by Servicer Fee Rate                                                                                           0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        187,196.33

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       299514124.4
    Pool Balance as of the Current Accounting Date                                                                  287,415,359.86
    Age of Pool in Months                                                                                                    20.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               299514124
    Aggregate Note Balance as of Current Accounting Date                                                            287,415,359.86


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              43                 836,972.85          0.291%
    60-89 Days Delinquent              24               1,761,044.34          0.613%
    90-119 Days Delinquent             12                 650,172.64          0.226%
    120+ Days Delinquent                0                       0.00          0.000%
    Defaults for Current Period        20               1,042,505.61          0.363%
    Cumulative Defaults               259               9,869,416.34          1.864%
    Cumulative Recoveries                               3,794,259.68          0.717%



    Current Month Realized Losses                                                                                       545,020.26
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                         0.103%
    Preceding Realized Losses                                                                                           447,641.56
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.085%
    Second Preceding Realized Losses                                                                                    -13,490.77
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               -0.003%
    Cumulative Realized Losses                                                                                        6,075,156.66
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                         1.147%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.54283881
                                                                                                                        0.52960265

a)                                                                                                                      187,196.33
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                                 0.00
    Class A-3                                                                                                           354,765.79
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08



                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                                       0.00                     0.00             0.00
    Class A-3                                                              89,814,124.40            12,098,764.54    77,715,359.86
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                            0.00

VIII POOL STATISTICS

                                                                                                                             9.16%
                                                                                                                               156

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              13,707,408.41

TOTAL WIRE TO HSBC                                                                                                   13,707,408.41

Amount Due To Servicer                                                                                                        0.00